j2® Global Communications

www.j2global.com

Investor Presentation
(Based upon First Quarter 2004 results)
April 19, 2004

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled "2004 Financial Guidance". These forward-looking statements are based on management's current expectations or beliefs as of April 19, 2004 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

- Future operating results
- Subscriber growth and retention
- Earnings growth and expectations
- New products, services and features
- Corporate spending
- Liquidity
- Network capacity and coverage
- Regulatory developments
- Taxes

All information in this presentation speaks as of April 19, 2004 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

j2 Global

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth in our customer base, revenue or profitability
- Competition in price, quality, features and geographic coverage
- Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desirable locations
- Enactment of burdensome telecommunications or Internet regulations
- Reduced use of fax services due to increased use of email or widespread adoption of digital signatures
- Limitations on the usability of our federal and state net operating loss carry-forwards
- Inadequate intellectual property protection or violations of third party intellectual property rights
- System failures or breach of system or network security
- Failure to expand and upgrade our systems and network infrastructure to accommodate increased traffic
- Inability to adapt to technological change, or third party development of new technologies superior to ours
- Economic downturns in industries which rely heavily on fax transmissions
- Loss of services of executive officers and other key employees
- Loss of third party suppliers and marketing relationships, and inability to enter into new marketing relationships on acceptable terms
- Other factors set forth in our Annual Report on Form 10-K filed on 3/15/04 and the other reports filed by us from time to time with the SEC

j2 Global deploys the power of the Internet to deliver business critical communication and messaging services to individuals and corporations throughout the world.

j2 jConnect

jfax.com

eFax Corporate

Consensus

eFax

jBlast POWERED BY j2

PaperMasterPro

M4 INTERNET

THE ELECTRIC MAIL COMPANY

Unique Assets

6.3 million subscribed telephone numbers (DIDs)

Global advanced messaging network

- 1,300+ cities in 20 countries on 5 continents
- 8.6MM+ unique DIDs worldwide in inventory

Patented technology

- 7 issued U.S. Patents, with 9 Patents pending

Expertise

- Telecom, messaging, e-mail, Internet, e-commerce, Web-marketing, direct sales, transaction processing
- Customer migration from Free → Paid → Enterprise

Strong financial position

- 28 consecutive quarters of revenue growth
- 9 consecutive quarters of positive Earnings
- 51% year-over-year Revenue growth
- 93% year-over-year Pre-Tax Earnings growth
- $67.4 MM of cash & investments to fund growth
- Nominal amount of debt

Subscriber Profile

Vertical Markets

- Real estate
- Law firms & corporate legal departments
- Financial institutions
- Hospitality
- Medical
- Government
- Remote workers & "road warriors"

Value Proposition

- Digitization (paper reduction)
- Security
- Privacy
- Efficiency
- Cost
- Infrastructure replacement

Subscriber Acquisition

Individuals

- **Targeted Web marketing** (e.g. AOL, Monster.com, Google, etc.)
- **Sold through: www.eFax.com and www.j2.com**
- **Use of proprietary Life Cycle Management** (i.e. Free → Paid conversions)
- **Advertising revenue supports the Free base**

Small to Mid-Sized Businesses

- **Sold through: www.eFaxCorporate.com, supported by Telesales**
- **Self-service Web-based broadcast fax engine at www.jblast.com**
- **Outsourced e-mail, spam & virus protection through Electric Mail**
- **Use of proprietary Life Cycle Management** (i.e. usage stimulation)

Large Enterprise/Government

- **Direct sales force – currently 18 sales people**
- **Marketed through Web and traditional direct selling methods**
- **Use of proprietary Life Cycle Management** (i.e. usage stimulation)

Active Telephone Numbers (DIDs) & ARPU


7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
$15.59
$15.52
$15.36
$15.73
$16.68
$0.05
$0.04
$0.05
$0.05
$0.05

	Q1 '03	Q2 '03	Q3 '03	Q4 '03	Q1 '04
PAID DIDs	304,969	348,988	380,230	400,245	434,616
Cancel Rate	3.6%	3.0%	2.8%	3.3%	2.9%
FREE DIDs	4,320,975	4,825,991	5,146,838	5,150,388	5,843,167

Total Revenues

	2002				2003				2004
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
DID based ($M)	$9,140	10,088	11,377	12,769	14,063	15,835	17,478	19,216	21,664
% of Total Revenues	88.1%	89.2%	91.0%	91.0%	92.5%	92.9%	92.5%	93.9%	94.4%
% Growth		10.4%	12.8%	12.2%	10.1%	12.6%	10.4%	9.9%	12.7%
TTM Growth								53.5%	53.6%
Non-DID based ($M)	$1,239	1,219	1,126	1,256	1,146	1,202	1,424	1,257	1,278
% of Total Revenues	11.9%	10.8%	9.0%	9.0%	7.5%	7.1%	7.5%	6.1%	5.6%
% Growth		-1.6%	-7.6%	11.5%	-8.8%	4.9%	18.5%	-11.7%	1.7%
TTM Growth								3.9%	8.7%

Core Total Revenue focus → DID based revenue

Subscriber Revenues

	2002				2003				2004
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Fixed ($M)	$6,395	7,199	7,884	9,095	9,916	11,177	12,121	13,976	16,021
% of Subs. Revenues	68.2%	69.0%	68.3%	70.2%	68.6%	68.5%	68.1%	71.6%	72.6%
% Growth		12.6%	9.5%	15.4%	9.0%	12.7%	8.4%	15.3%	14.6%
TTM Growth								54.4%	56.3%
Variable ($M)	$2,975	3,228	3,667	3,862	4,538	5,130	5,685	5,542	6,041
% of Subs. Revenues	31.8%	31.0%	31.7%	29.8%	31.4%	31.5%	31.9%	28.4%	27.4%
% Growth		8.5%	13.6%	5.3%	17.5%	13.0%	10.8%	-2.5%	9.0%
TTM Growth								52.2%	46.4%

Core Subscriber Revenue focus → Fixed revenue

Global Network Presence


j2 Global Network
Asia/Pacific
The Americas
Europe

- 1,300+ cities in 20 countries on 5 continents
- Continuing to expand into new international locations

Product Roadmap


IP Fax
Document Management
Voice Services
Email Services
Unified Messaging & Comm. Services

IP Fax

- Inbound Fax to Email
- Outbound Fax via Email
- Fax broadcasting
- Secure fax
- OCR
- PDF delivery

- Fax storage/archive
- New notification methods

Document Management

- ProtoFax®
- Messenger 3.0
- HotSend®
- PaperMaster Pro™

Voice Services

- Inbound VM to Email
- Voicemail management
- Telephone access
- Conference Calling

- Enhanced voicemail
- Find me/Follow me
- Call screening
- Voicemail interrupt
- Collaboration

Email Services

- Permission-based Email marketing
- Outsourced Email
- Spam control
- Virus filtering
- Message storage
- Hosted Exchange™

Unified Messaging & Comm. Services

- Integrated Email, voicemail & fax services

- Wireless messaging and notification

■ -Currently offered
■ -Future opportunities

Exchange is a registered Trademark of the Microsoft Corporation

Financial Highlights

Historical Revenue Growth


$24.0
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
(Millions)
28 consecutive quarters of revenue growth
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04

Quarterly Revenues

	2003				2004
	Q1	Q2	Q3	Q4	Q1
Subscriber	$14,454	$16,307	$17,806	$19,517	$22,062
Quarter-to-Quarter Growth	11.6%	12.8%	9.2%	9.6%	13.0%
Advertising	612	609	681	806	761
Quarter-to-Quarter Growth	-14.4%	-0.6%	11.9%	18.4%	-5.6%
Licensing and Other	142	121	416	151	119
Total Revenues	$15,208	$17,037	$18,903	$20,474	$22,942
Quarter-to-Quarter Growth	8.4%	12.0%	11.0%	8.3%	12.1%

Cost Trends


90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
(Percentage of Total Revenue)
80.2%
80.9%
81.5%
82.6%
84.1%
Gross Margin
34.2%
36.1%
39.2%
41.4%
43.5%
Operating Margin
G&A
19.5%
Sales & Marketing
16.5%
Engineering
4.6%
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04

Earnings & Free Cash Flow


(Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
(1)
(2)
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Net Earnings
Free Cash Flow (3)

(1) Includes a one-time recovery of a marketing payment of $694,000.
(2) Excludes benefit of $9.5 million to record the reversal of certain valuation allowances of our deferred tax assets.
(3) Net cash provided by operating activities, less purchases of FF&E. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(in millions)	Q4 '02	Q1 '03	Q2 '03	Q3 '03	Q4 '03	Q1 '04
Net cash provided by operating activities	$6.327	$5.308	$8.542	$8.623	$10.375	$10.252
Purchases of FF&E	(1.049)	(0.300)	(1.414)	(0.947)	(0.906)	(0.319)
Free Cash Flow	$5.278	$5.008	$7.128	$7.676	$9.469	$9.933

2004 Financial Guidance

	Q2 2004	Year-End 2004
Revenue (millions)	**$25.0 – $25.4**	**$100 – $105**
Earnings Before Taxes per Fully-Diluted Share	**$0.42 – $0.44**	**$1.65 – $1.75**
Net Earnings per Fully-Diluted Share	**$0.27 – $0.28(1)**	**$1.00 – $1.15(2)**

(1) Assumes an effective 37% tax rate and fully-diluted shares of 25,584,624 as of April 15, 2004
(2) Assumed a tax rate of approximately 35-40%

Recent Events

- Completed the asset purchase of The Electric Mail Company – a provider of outsourced email and messaging services
- Introduced "Free" service in Canada through a marketing arrangement with AOL-Canada
- Integrated Optical Character Recognition (OCR) into the Messenger Plus application
- Filed a patent infringement lawsuit against Venali, Inc.
- Completed the acquisition of JUMP – a unified communications services provider in The Netherlands which markets directly to European ISPs
- Released an enhanced version of Messenger Plus for Mac users

j2 Global®

Appendix

j2 Global

Active Telephone Numbers (DIDs)



Paid Telephone Numbers (DIDs)
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0

	Q1 3/31/2003	Q2 6/30/2003	Q3 9/30/2003	Q4 12/31/2003	Q1 3/31/2004
Corporate	48,727	55,884	63,281	68,924	76,402
Web Paid	256,242	293,104	316,949	331,321	358,214
TOTAL PAID DIDs	304,969	348,988	380,230	400,245	434,616
Free	4.3 MM	4.8 MM	5.1 MM	5.2 MM	5.8 MM
TOTAL ACTIVE DIDs	4.6 MM	5.2 MM	5.5 MM	5.6 MM	6.3 MM

Web Channel

	Q1 '03[1]	Q2 '03	Q3 '03	Q4 '03	Q1 '04
Web					
Revenues ($M)	$ 10,761	$ 11,973	$ 13,074	$ 14,902	$ 16,859
Number of Deployed **FREE** DIDs	4.3 MM	4.8 MM	5.1 MM	5.2 MM	5.8 MM
Number of Deployed **PAID** DIDs	256,242	293,104	316,949	331,321	358,214
Net DID Additions	29,379	36,862	23,845	14,372	26,893
ARPU / Month	$14.04	$13.79	$13.54	$14.50	$15.54
Cancellation Rate[2]	3.5%	2.9%	2.8%	3.2%	2.9%

(1) During the quarter, certain low-revenue accounts were reclassified from the Corporate to the Web to better reflect how these accounts are managed.
(2) Defined as customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month). Calculated monthly and expressed here as an average over the three months of the quarter.

Corporate Channel

	Q1 '03	Q2 '03	Q3 '03	Q4 '03	Q1 '04
Corporate					
Revenues ($M)	$4,306	$4,943	$5,413	$5,420	$5,964
Number of Deployed DIDs	48,727	55,884	63,281	68,924	76,402
Net DID Additions	5,396	7,157	7,397	5,643	7,478
Number of Accounts	1,454	1,977	2,157	2,240	2,518
Page Index(1)	158.7	176.3	180.5	170.3	195.0
Number of Business Days	59.5	64.0	64.0	60.8	62.0

(1) The index is defined as the total pages per quarter of inbound and outbound traffic for Corporate, expressed as a percentage of the total inbound and outbound pages for the channel during Q1 2002 (Index = 100).